Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. § 1350, As Adopted Pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Lakeland Industries, Inc. (the “Company”) on Form 10-K for the year ended January 31, 2011 (the “Report”), I, Gary Pokrassa, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)      The Report fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary Pokrassa
Gary Pokrassa
Chief Financial Officer

April 7, 2011